UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

PLX Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25699	94-3008334
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

870 Maude Avenue
Sunnyvale, California    94085
(Address of principal executive offices including zip code)

(408) 774-9060
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press Release dated January 21, 2004.

Item 12. Results of Operations and Financial Condition.

On January 21, 2004, PLX Technology, Inc. issued a press release announcing preliminary earnings results for the fourth quarter and fiscal year 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.
(the Registrant)

By: /s/ Rafael Torres
Rafael Torres
Vice President, Finance, Chief Financial Officer and Secretary

Dated: January 21, 2004

INDEX TO EXHIBITS

Exhibit	Description
99.1*	Press release dated January 21, 2003

*    Also provided in PDF format as a courtesy.